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SECURITIES AND EXCHANGE COMMISSION
Washington, DC. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 24, 2003

First Consulting Group, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23651	95-3539020
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
111 W. Ocean Blvd. 4th Floor, Long Beach, CA		90802
(Address of principal executive offices)		(Zip Code)

(562) 624-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits

        (c)   Attached as Exhibit 99.1 to this report is FCG's press release furnished under Item 9 of this report.

Item 9.    Regulation FD Disclosure

        On July 24, 2003, First Consulting Group issued a press release announcing its financial results for the second quarter of 2003. The full text of this press release is furnished as Exhibit 99.1 to this report.

        The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

        The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Consulting Group, Inc.
Date: July 24, 2003	By:	/s/ MICHAEL A. ZUERCHER Michael A. Zuercher VP, General Counsel and Secretary

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SIGNATURES